SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 20, 2007 (February 16, 2007)

____________________________________________

Date of Report (Date of earliest event reported)

Fedders Corporation

__________________________________________

(Exact name of Registrant as specified in its charter)

Delaware	1-8831	22-2572390

(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

505 Martinsville Road Liberty Corner, New Jersey 07938-0813

(Address of principal executive offices, including zip code)

(908) 604-8686

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 16, 2007, Fedders Corporation (the “Company”) entered into Amendment No. 7 to Amended and Restated Loan and Security Agreement (“Amendment No. 7”), amending the provisions of that certain Amended and Restated Loan Agreement dated as of January 31, 2006 among the Company, certain of its subsidiaries as borrowers and guarantors, Wachovia Bank, National Association and The CIT Group Business Credit, Inc. (the “Lenders”) (as amended, the “Loan Agreement”). The Company has advised the Lenders that it continues to pursue negotiations with one or more other lenders (each, a “Replacement Lender”) with respect to a senior secured credit facility to replace the Loan Agreement (the “Replacement Facility”). The Company expects to use the initial proceeds of any Replacement Facility to satisfy in full all obligations owing to the Lenders. Amendment No. 7 provides for the extension of the maturity date of the unpaid principal under the supplemental term loans provided by the Lenders to the Company pursuant to Amendment No. 3 to the Loan Agreement which, prior to the entering into of Amendment No. 7, was February 16, 2007, to provide an accommodation with respect to the repayment of the supplemental term loans while the Company undertakes to consummate the closing of a Replacement Facility. Pursuant to Amendment No. 7, the Company is required to pay the agent under the Loan Agreement principal installments of $300,000 on Wednesday, February 21, 2007 and on each successive Wednesday through and including Wednesday March 14, 2007. The remaining balance on the supplemental term loans is due and payable on Friday, March 16, 2007. In addition, the Company will be required to pay the agent a $500,000 extension fee on March 16, 2007, which extension fee may be reduced to $350,000 if all obligations under the Loan Agreement are paid in full prior to March 16, 2007.

Amendment No. 7 also provides that the maximum credit under the agreement is $50,000,000.

The description of Amendment No. 7 is qualified in its entirety by reference to Amendment No. 7 which is incorporated herein by reference and attached hereto as Exhibits 10.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1

Amendment No. 7 to Amended and Restated Loan and Security Agreement dated as of February 15, 2007 among Wachovia Bank, National Association, The CIT Group Business Credit, Inc., Fedders North America, Inc., Fedders Corporation and certain subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDDERS CORPORATION

Dated: February 20, 2007
	By:	/s/ Kent E. Hansen
		Name:	Kent E. Hansen
		Title:	Executive Vice President

Exhibit Index

Exhibit No.	Description

10.1

Amendment No. 7 to Amended and Restated Loan and Security Agreement dated as of February 15, 2007 among Wachovia Bank, National Association, The CIT Group Business Credit, Inc., Fedders North America, Inc., Fedders Corporation and certain subsidiaries.